Fair Value of Financial Instruments and Risk Management	6 Months Ended
Jun. 30, 2019
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Derivatives

The Corporation generally limits the use of derivatives to those that qualify as accounting, economic or cash flow hedges, or those that are approved for regulatory recovery.

The Corporation records all derivatives at fair value, with certain exceptions including those derivatives that qualify for the normal purchase and normal sale exception. Fair values reflect estimates based on current market information about the derivatives as at the balance sheet dates. The estimates cannot be determined with precision as they involve uncertainties and matters of judgment and, therefore, may not be relevant in predicting the Corporation's future consolidated earnings or cash flows.

Cash flows associated with the settlement of all derivatives are included in operating activities on the consolidated statements of cash flows.

Energy contracts subject to regulatory deferral
UNS Energy holds electricity power purchase contracts and gas swap contracts to reduce its exposure to energy price risk. Fair values were measured primarily under the market approach using independent third-party information, where possible. When published prices are not available, adjustments are applied based on historical price curve relationships, transmission costs and line losses.

Central Hudson holds swap contracts for electricity and natural gas to minimize price volatility by fixing the effective purchase price. Fair values were measured using forward pricing provided by independent third-party information.

FortisBC Energy holds gas supply contracts to fix the effective purchase price of natural gas. Fair values reflect the present value of future cash flows based on published market prices and forward natural gas curves.

Unrealized gains or losses associated with changes in the fair value of these energy contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates, as permitted by the regulators. As at June 30, 2019, unrealized losses of $83 million (December 31, 2018 - $57 million) were recognized as regulatory assets and unrealized gains of $13 million (December 31, 2018 - $9 million) were recognized as regulatory liabilities.

Energy contracts not subject to regulatory deferral
UNS Energy holds wholesale trading contracts to fix power prices and realize potential margin, of which 10% of any realized gains are shared with customers through rate stabilization accounts. Fair values were measured using a market approach using independent third-party information, where possible.

Aitken Creek holds gas swap contracts to manage its exposure to changes in natural gas prices, capture natural gas price spreads, and manage the financial risk posed by physical transactions. Fair values were measured using forward pricing from published market sources.

Unrealized gains or losses associated with changes in the fair value of these energy contracts are recognized in revenue. During the three and six months ended June 30, 2019, unrealized gains of $8 million and $2 million, respectively, were recognized in revenue (three and six months ended June 30, 2018 - unrealized losses of $15 million and $21 million, respectively).

Total return swaps
The Corporation holds total return swaps to manage the cash flow risk associated with forecasted future cash settlements of certain stock-based compensation obligations. The swaps have a combined notional amount of $111 million and terms of one to three years expiring in January 2020, 2021 and 2022. Fair value was measured using an income valuation approach based on forward pricing curves. Unrealized gains and losses associated with changes in the fair value of the total return swaps are recognized in other income, net and were not material for the three and six months ended June 30, 2019 and 2018.

Foreign exchange contracts
The Corporation holds US dollar foreign exchange contracts to help mitigate exposure to volatility of foreign exchange rates. The contracts expire in 2019 and 2020, and have a combined notional amount of $165 million. Fair value was measured using independent third-party information. Unrealized gains and losses associated with changes in fair value are recognized in other income, net and were not material for the three and six months ended June 30, 2019 and 2018.

Other investments
ITC, UNS Energy and Central Hudson hold investments in trust associated with supplemental retirement benefit plans for select employees. These investments consist of mutual funds and money market accounts, which are recorded at fair value based on quoted market prices in active markets. Gains and losses on these funds are recognized in other income, net and were not material for the three and six months ended June 30, 2019 and 2018.

Recurring Fair Value Measures

The following table presents the fair value of assets and liabilities that are accounted for at fair value on a recurring basis.

($ millions)	Level 1 (1)	Level 2 (1)	Level 3 (1)	Total
As at June 30, 2019
Assets
Energy contracts subject to regulatory deferral (2) (3)	—	37	8	45
Energy contracts not subject to regulatory deferral (2)	—	12	7	19
Total return swaps (2)	7	—	—	7
Other investments (4)	122	—	—	122
	129	49	15	193

Liabilities
Energy contracts subject to regulatory deferral (3) (5)	—	(96)	(19)	(115)
Energy contracts not subject to regulatory deferral (5)	—	(6)	—	(6)
	—	(102)	(19)	(121)

As at December 31, 2018
Assets
Energy contracts subject to regulatory deferral (2) (3)	—	33	8	41
Energy contracts not subject to regulatory deferral (2)	—	13	3	16
Other investments (4)	155	—	—	155
	155	46	11	212

Liabilities
Energy contracts subject to regulatory deferral (3) (5)	—	(86)	(3)	(89)
Energy contracts not subject to regulatory deferral (5)	—	(1)	—	(1)
Foreign exchange contracts, interest rate and total return swaps (5)	(8)	(1)	—	(9)
	(8)	(88)	(3)	(99)

(1)
Under the hierarchy, fair value is determined using: (i) level 1 - unadjusted quoted prices in active markets; (ii) level 2 - other pricing inputs directly or indirectly observable in the marketplace; and (iii) level 3 - unobservable inputs, used when observable inputs are not available. Classifications reflect the lowest level of input that is significant to the fair value measurement. The change in level 3 from December 31, 2018 was immaterial.

(2)	Included in accounts receivable and other current assets or other assets

(3)
Unrealized gains and losses arising from changes in fair value of these contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates as permitted by the regulators, with the exception of long-term wholesale trading contracts and certain gas swap contracts.

(4)	Included in other assets

(5)	Included in accounts payable and other current liabilities or other liabilities
The Corporation has elected gross presentation for its derivative contracts under master netting agreements and collateral positions, which applies only to its energy contracts. The following table presents the potential offset of counterparty netting.

Energy Contracts	Gross Amount Recognized in Balance Sheet	Counterparty Netting of Energy Contracts	Cash Collateral Received/ Posted	Net Amount
($ millions)
As at June 30, 2019
Derivative assets	64	36	20	8
Derivative liabilities	(121)	(36)	—	(85)

As at December 31, 2018
Derivative assets	57	28	16	13
Derivative liabilities	(90)	(28)	—	(62)

Volume of Derivative Activity

As at June 30, 2019, the Corporation had various energy contracts that will settle on various dates through 2029. The volumes related to electricity and natural gas derivatives are outlined below.

	As at
	June 30,	December 31,
	2019	2018
Energy contracts subject to regulatory deferral (1)
Electricity swap contracts (GWh)	726	774
Electricity power purchase contracts (GWh)	2,880	651
Gas swap contracts (PJ)	185	203
Gas supply contract premiums (PJ)	280	266
Energy contracts not subject to regulatory deferral (1)
Wholesale trading contracts (GWh)	3,442	1,440
Gas swap contracts (PJ)	40	37

(1)	GWh means gigawatt hours and PJ means petajoules.

Credit Risk

For cash equivalents, accounts receivable and other current assets, and long-term other receivables, credit risk is generally limited to the carrying value on the consolidated balance sheets. The Corporation's subsidiaries generally have a large and diversified customer base, which minimizes the concentration of credit risk. Policies in place to minimize credit risk include requiring customer deposits, prepayments and/or credit checks for certain customers, performing disconnections and/or using third-party collection agencies for overdue accounts.

ITC has a concentration of credit risk as approximately 65% of its revenue is derived from three customers. Credit risk is limited as such customers have investment-grade credit ratings. ITC further reduces credit risk by requiring a letter of credit or cash deposit equal to the credit exposure, which is determined by a credit-scoring model and other factors.

FortisAlberta has a concentration of credit risk as distribution service billings are to a relatively small group of retailers. The Company reduces its exposure by obtaining from the retailers either a cash deposit, bond, letter of credit, an investment-grade credit rating from a major rating agency, or a financial guarantee from an entity with an investment-grade credit rating.

UNS Energy, Central Hudson, FortisBC Energy, Aitken Creek and the Corporation may be exposed to credit risk in the event of non‑performance by counterparties to derivatives. Credit risk is limited by net settling payments when possible and dealing only with counterparties that have investment‑grade credit ratings. At UNS Energy and Central Hudson, certain contractual arrangements require counterparties to post collateral.

The value of derivatives in net liability positions under contracts with credit risk-related contingent features that, if triggered, could require the posting of a like amount of collateral was $115 million as of June 30, 2019 (December 31, 2018 - $75 million).

Foreign Exchange Hedge

The reporting currency of ITC, UNS Energy, Central Hudson, Caribbean Utilities, FortisTCI and Belize Electric Company Limited is the US dollar. The Corporation's earnings from, and net investments in, foreign subsidiaries are exposed to fluctuations in the US dollar-to-Canadian dollar exchange rate. The Corporation has decreased this exposure by designating US dollar-denominated borrowings at the corporate level as a hedge of its net investment in foreign subsidiaries. The foreign exchange gain or loss on the translation of US dollar-denominated interest expense partially offsets the foreign exchange gain or loss on the translation of US dollar-denominated subsidiary earnings.

As at June 30, 2019, US$2,735 million (December 31, 2018 - US$3,441 million) of net investment in foreign subsidiaries was hedged by the Corporation's corporately issued US dollar-denominated long-term debt and approximately US$8,780 million (December 31, 2018 - US$7,970 million) was unhedged. Exchange rate fluctuations associated with the hedged net investment in foreign subsidiaries and the debt serving as the hedge are recognized in accumulated other comprehensive income.

Financial Instruments Not Carried at Fair Value

Excluding long-term debt, the consolidated carrying value of the Corporation's remaining financial instruments approximates fair value, reflecting their short-term maturity, normal trade credit terms and/or nature.

As at June 30, 2019, the carrying value of long-term debt, including current portion, was $22,744 million (December 31, 2018 - $24,231 million) compared to an estimated fair value of $25,451 million (December 31, 2018 - $25,110 million). Long-term debt is fair valued using level 2 inputs.

The fair value of long-term debt is calculated using quoted market prices or, when unavailable, by either: (i) discounting the associated future cash flows at an estimated yield to maturity equivalent to benchmark government bonds or treasury bills with similar terms to maturity, plus a credit risk premium equal to that of issuers of similar credit quality; or (ii) obtaining from third parties indicative prices for the same or similarly rated issues of debt with similar maturities. Since the Corporation does not intend to settle the long-term debt prior to maturity, the excess of the estimated fair value above the carrying value does not represent an actual liability.